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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 18, 2000


                             KEYNOTE SYSTEMS, INC.
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            (Exact name of Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



        000-27241                                              94-3226488
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       (Commission                                            (IRS Employer
       File Number)                                         Identification No.)


               2855 Campus Drive, San Mateo, CA                        94403
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               (Address of principal executive offices)              (Zip Code)


                                (650) 522-1000
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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Item 2:   Acquisition of Assets.

       On August 18, 2000, Keynote Systems, Inc. acquired Digital Content, L.L.C., a privately-held Texas limited liability corporation, for $15 million in cash, $1.5 million of which will be held in escrow to secure indemnification obligations of Digital Content. In addition, an aggregate of up to $10 million in cash may be paid to former members of Digital Content upon the achievement of revenue-based performance goals. Digital Content provides web site accessibility monitoring services. The source of the funds for this acquisition was working capital. The transaction will be accounted for as a purchase.

       In connection with the merger, Michael Martin, a founder and the President, Chairman and Chief Executive Officer of Digital Content, and Tim Klein, the Chief Technical Officer and Chief Financial Officer of Digital Content, entered into employment agreements with Keynote.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)     Financial Statements of Business Acquired.

          Keynote intends to file by amendment the required historical financial statements for Digital Content not later than 60 days after the date that this Form 8-K must be filed.

          (b)     Pro Forma Financial Information.

          Keynote intends to file by amendment the required pro forma financial statements reflecting the acquisition of Digital Content not later than 60 days after the date that this Form 8-K must be filed.

          (c)     Exhibit.

          The following exhibit is filed herewith:

                  2.1 Agreement and Plan of Reorganization, dated as of August 18, 2000, by and among Keynote Systems, Inc., Big Red Acquisition Corporation, Digital Content, L.L.C. and the members of Digital Content.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              KEYNOTE SYSTEMS, INC.



Date: September 1, 2000                       By: /s/ John Flavio
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                                                  John Flavio
                                                  Vice President of Finance and
                                                  Chief Financial Officer

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